ALLIANCE MULTI-MARKET STRATEGY TRUST

SEMI-ANNUAL REPORT
APRIL 30, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                     ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

June 12, 1997

Dear Shareholder:

The world's bond markets have entered a period of consolidation. Well-behaved inflation, steady central bank policies, and a focus on fiscal discipline are still in place and should keep a lid on yields. We are not bearish, and from current levels, we believe bonds in most markets are likely to outperform cash over the next six to twelve months. The "yield convergence" theme is still alive even though it has run a long way. In what promises to be an essentially stable interest rate environment during 1997, higher-yielding side markets should continue to outperform, at least in local currency terms.

INVESTMENT RESULTS
We are pleased to report that Alliance Multi-Market Strategy Trust posted solid returns over the most recent reporting period. For comparison, we have shown the performance for the short maturity U.S. government bond market, represented by the unmanaged Merrill Lynch 1-3 Year Government Bond Index, and for the Lipper Short World Multi-Market Income Funds Average, which reflects the performance of 32 funds. This peer group has generally similar investment objectives to Multi-Market Strategy Trust, though investment policies for the various funds--particularly the average maturities of their portfolios--may differ significantly.


INVESTMENT RESULTS*
Period Ended April 30, 1997
                                                    TOTAL RETURN
                                               6 MONTHS      12 MONTHS
                                              ---------      ---------
ALLIANCE MULTI-MARKET STRATEGY TRUST
   Class A                                       3.94%         11.86%
   Class B                                       3.50%         10.90%
   Class C                                       3.51%         10.92%

MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX     2.26%          6.09%

LIPPER SHORT WORLD MULTI-MARKET INCOME
   FUNDS AVERAGE                                 1.65%          6.84%


* TOTAL RETURNS ARE BASED ON THE NET ASSET VALUES OF EACH CLASS OF SHARES AS OF APRIL 30, 1997. THE UNMANAGED MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX REPRESENTS THE SHORT MATURITY U.S. GOVERNMENT BOND MARKET. THE UNMANAGED LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE REFLECTS THE PERFORMANCE OF 32 FUNDS. BOTH INDICES HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, THOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER.

   ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


As of April 30, 1997, the Fund's total investments were distributed as follows:

PORTFOLIO DISTRIBUTION BY COUNTRY
COUNTRY                           PORTFOLIO %
-------                           -----------
Germany                              16.22%
U.S.                                 13.99%
Sweden                               12.89%
Finland                               6.64%
Denmark                               6.19%
Portugal                              5.69%
Australia                             5.47%
New Zealand                           5.45%
United Kingdom                        5.00%
Norway                                4.92%
Mexico                                4.63%
Italy                                 4.31%
Spain                                 4.19%
Czech Republic                        2.66%
Poland                                1.75%


1



                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

ECONOMIC REVIEW
The U.S. economy finished 1996 on a strong note. After moderating in the third quarter, the economy picked up speed as the year came to a close, led by a rebound in consumer spending. The annualized gain in retail sales jumped to 4.8% in the fourth quarter, up from only 0.9% in the third quarter. An unexpected surge in export growth also added to year-end growth. In all, growth in aggregate output, as measured by Gross Domestic Product (GDP), which dipped to 2.1% in the third quarter, accelerated to 3.8% during the final three months of 1996.

The economy continued its strong performance in the first quarter of 1997, buoyed by continued growth in the labor market. The unemployment rate edged down to 5.2% and wages continued to climb, with hourly earnings up 4% annually through March. Retail sales continued their strong pace during the first quarter and consumer confidence remained elevated. The production side of the economy also showed considerable strength, with first quarter industrial production up by 4.9% over levels from a year earlier and total hours worked up by 3.8% over that same time period. Overall, GDP growth jumped to 5.8% during the first three months of 1997--its fastest rate of increase in nearly ten years.

Despite the strong growth, inflation remained well-behaved. After moving slightly higher late in 1996, consumer and producer price gains both retreated in early 1997 with consumer prices advancing through April at a 2.5% annual rate and producer prices up just 0.8% for the same period. The Federal Reserve raised interest rates 0.25% at the end of March in a pre-emptive strike against what were seen as mounting inflationary pressures.

In Japan, continued weakness in the banking sector and the rise in consumption taxes fostered low confidence and slow growth. The financial sector remains under pressure and attempts to resolve the banking crisis are intensifying.

The Canadian Government called for General Elections in early June, more than a year before the Government's term expires, which added to market volatility. The Australian market underperformed the U.S. in local currency terms. However, sluggishness in consumer demand, combined with very well-behaved inflation in Australia, is likely to keep the Reserve Bank of Australia in an easing mode. In fully hedged U.S. dollar terms, all developed markets, except Australia and Italy, outperformed the U.S. market.

In Europe, the driving force behind excellent bond market returns has been the quest for monetary union. However, changes in several European governments reflect voter unhappiness with long term structural unemployment problems, particularly in France. Elections in France and Great Britain added to market volatility, creating speculation and uncertainty in the markets. The run-up to the election in France has increased market turbulence and European Monetary Union (EMU) pressures. The U.S. dollar should continue to perform very well against the core European currencies.

INVESTMENT OUTLOOK
U.S. economic growth has continued into its third consecutive quarter at a pace considered above the long-term, non-inflationary rate. While continued growth at the current pace may warrant additional rate increases, we expect the U.S. economy to gradually slow over the next several quarters to a more sustainable 2% to 2.5% growth rate. We anticipate this slowing will occur before any substantial inflationary pressures materialize. Given the potential for further rate increases in the near-term, the market will be particularly vulnerable to daily economic news which may put upward pressure on yields. In contrast to recent periods of rising rates, the relative lack of leverage in the U.S. financial system suggests that interest rates and volatility will be less substantial than in 1994.

In Europe, we expect that well-behaved inflation will be offset by moderately improving growth prospects. The commodity oriented economies of New Zealand and Australia are more closely linked to the U.S., but here also we anticipate that good inflation performance and sluggish growth should continue to produce strong fixed-income returns. We continue to believe that Japan offers the lowest value of any developed bond market over the next six months. Market expectations of an interest rate increase in the third quarter are certain to intensify, although the Bank of Japan may delay slightly to ensure economic recovery.


2



                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

The Mexican economy continues to perform strongly, led by strong growth in investments and exports. Growth is expected to remain strong at around 4% in 1997 and inflation and interest rates should both decline during the upcoming year. Investor confidence in Mexico's economic policies is growing. The decision to prepay the remaining $3.5 billion owed to the U.S. for the 1995 peso bailout is another positive step toward restoring Mexico's credibility in international capital markets. However, Congressional and Gubernatorial elections are scheduled for the summer and are likely to cause an increase in market volatility in the months leading up to the elections. This political uncertainty sounds a cautionary note, therefore we will be monitoring developments closely.

Thank you for your continued interest and investment in Alliance Multi-Market Strategy Trust. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


John D. Carifa
Chairman and President


Douglas Peebles
Vice President



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



INVESTMENT OBJECTIVE AND POLICIES          ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

Alliance Multi-Market Strategy Trust seeks the highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years. It invests primarily in a non-diversified portfolio of debt securities denominated in the U.S. dollar and selected foreign currencies. The Fund expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies, but not more than 25% of the Fund's total assets may be invested in debt securities denominated in a single currency other than the U.S. dollar.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      11.86%          7.15%
Five Years                     2.92%          2.02%
Since Inception*               3.27%          2.52%
SEC Yield**                    5.26%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      10.90%          7.90%
Five Years                     2.09%          2.09%
Since Inception*               2.46%          2.46%
SEC Yield**                    4.78%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      10.92%          9.92%
Since Inception*               3.09%          3.09%
SEC Yield**                    4.79%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 5/29/91, Class A and Class B; 5/3/93, Class C.
**   Yields are for the 30 days ended April 30, 1997.


4



PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)                 ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
AUSTRALIA-5.3%
DEBT OBLIGATION-5.3%
Deutsche Bank AG
  6.00%, 7/05/00 (a)
  (cost $7,202,445)                     AU$      10,000      $ 7,576,243

CZECH REPUBLIC-2.6%
DEBT OBLIGATION-2.6%
International Bank For
  Reconstruction & Development
  11.50%, 10/09/97 (a)
  (cost $4,280,463)                     CZK      15,000        3,689,065

DENMARK-6.0%
GOVERNMENT OBLIGATION-6.0%
Kingdom of Denmark
  9.00%, 11/15/00 (a)
  (cost $9,941,782)                     DKK      50,000        8,565,778

FINLAND-6.4%
GOVERNMENT OBLIGATION-6.4%
Republic of Finland
  10.00%, 9/15/01 (a)
  (cost $10,531,868)                    FIM      40,000        9,193,692

GERMANY-15.7%
DEBT OBLIGATIONS-15.7%
Bayerische Landesbank Girozentrale
  5.75%, 2/28/01 (a)                    US$       5,000        4,840,070
Bayerische Vereinsbank Finansiering
  5.25%, 5/17/01 (a)                    DEM       7,400        4,384,473
  8.125%, 1/27/00 (a)                   US$       7,000        7,231,987
Deutsche Hypothekenbank
  5.75%, 10/02/01 (a)                   DEM      10,000        6,000,000
Total German Securities
  (cost $23,918,605)                                          22,456,530

ITALY-4.2%
GOVERNMENT OBLIGATION-4.2%
Republic of Italy
  6.00%, 2/15/00 (a)
  (cost $6,009,008)                     ITL  10,400,000        5,968,037

MEXICO-4.5%
GOVERNMENT OBLIGATION-4.5%
Mexican Treasury Bill
  25.60%, 6/26/97 (a)(b)
  (cost $6,493,331)                     MXP      52,712        6,412,806

NEW ZEALAND-5.3%
GOVERNMENT OBLIGATION-5.3%
Government of New Zealand
  10.00%, 3/15/02 (a)
  (cost $7,538,557)                     NZD      10,000        7,546,026

NORWAY-4.8%
GOVERNMENT OBLIGATION-4.8%
Kingdom of Norway
  7.00%, 5/31/01 (a)
  (cost $7,340,901)                     NOK      45,000        6,808,903

POLAND-1.7%
SOVEREIGN DEBT RELATED-1.7%
Morgan Guaranty Trust
  Indexed to Poland Zloty
  21.80%, 5/21/97 (b)(c)
  (cost $2,464,974)                     US$       2,494        2,422,311

PORTUGAL-5.5%
GOVERNMENT OBLIGATION-5.5%
Government of Portugal
  8.75%, 3/23/01 (a)
  (cost $8,717,392)                     PTE   1,250,000        7,872,682

SPAIN-4.1%
GOVERNMENT OBLIGATION-4.1%
Government of Spain
  11.30%, 1/15/02 (a)
  (cost $6,127,315)                     ESP     700,000        5,797,737

SWEDEN-12.5%
GOVERNMENT OBLIGATIONS-12.5%
Kingdom of Sweden
  5.50%, 4/12/02 (a)                    SEK      64,700        7,971,029
  13.00%, 6/15/01 (a)                            62,000        9,872,474
Total Swedish Securities
  (cost $19,492,690)                                          17,843,503


5



PORTFOLIO OF INVESTMENTS (CONTINUED)       ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
UNITED KINGDOM-4.8%
GOVERNMENT OBLIGATION-4.8%
U.K. Treasury Gilts
  7.00%, 11/06/01 (a)
  (cost $6,960,109)                     GBP       4,300     $  6,929,417

UNITED STATES-13.6%
GOVERNMENT OBLIGATION-6.8%
U.S. Treasury Note
  6.25%, 1/31/02 (a)                    US$       9,800        9,671,375

TIME DEPOSITS-6.8%
Deutsche Bank
  5.65%, 5/01/97                        US$       5,000        5,000,000
Societe Generale
  5.63%, 5/01/97                                  4,700        4,700,000
                                                            -------------
                                                               9,700,000
Total United States Securities
  (cost $19,530,625)                                          19,371,375

TOTAL INVESTMENTS-97.0%
  (cost $146,550,065)                                        138,454,105
Other assets less liabilities-3.0%                             4,307,821

NET ASSETS-100%                                             $142,761,926


(a) Securities, or portion thereof, with an aggregate market value of $124,822,592, have been segregated to collateralize forward exchange currency contracts.

(b)  Annualized yield to maturity at purchase date.

(c) The redemption value of this security is indexed to the spread between the Polish Zloty and the U.S. Dollar exchange rate.

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)                 ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $146,550,065)         $138,454,105
  Cash                                                                  48,293
  Receivable for investment securities sold                         15,426,544
  Interest receivable                                                4,114,841
  Unrealized appreciation of forward exchange currency contracts     2,751,837
  Receivable for capital stock sold                                    157,623
  Prepaid expenses                                                       6,132
  Total assets                                                     160,959,375

LIABILITIES
  Payable for investment securities purchased                       17,310,821
  Dividend payable                                                     349,780
  Payable for capital stock redeemed                                   137,771
  Distribution fee payable                                              80,961
  Advisory fee payable                                                  71,041
  Accrued expenses and other liabilities                               247,075
  Total liabilities                                                 18,197,449

NET ASSETS                                                        $142,761,926

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     19,880
  Additional paid-in capital                                       163,297,992
  Undistributed net investment income                                  188,544
  Accumulated net realized loss on investments, swaps and
    foreign currency transactions                                  (15,144,160)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                     (5,600,330)
                                                                  $142,761,926

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($64,439,099/
    8,973,567 shares of capital stock issued and outstanding)            $7.18
  Sales charge--4.25% of public offering price                            0.32
  Maximum offering price                                                 $7.50

  CLASS B SHARES
  Net asset value and offering price per share ($77,030,699/
    10,726,162 shares of capital stock issued and outstanding)           $7.18

  CLASS C SHARES
  Net asset value and offering price per share ($1,292,128/
    179,923 shares of capital stock issued and outstanding)              $7.18


See notes to financial statements.


7



STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $2,819)                $6,252,022

EXPENSES
  Advisory fee                                           451,957
  Distribution fee - Class A                              99,679
  Distribution fee - Class B                             414,437
  Distribution fee - Class C                               6,474
  Transfer agency                                        187,300
  Custodian                                              113,392
  Administrative                                          80,489
  Audit and legal                                         73,665
  Printing                                                28,710
  Registration                                            20,954
  Directors' fees                                         14,064
  Miscellaneous                                            5,058
  Total expenses                                                     1,496,179
  Net investment income                                              4,755,843

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment and swap transactions              1,085,080
  Net realized gain on foreign currency transactions                 7,065,830
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                     (9,441,930)
    Foreign currency denominated assets and liabilities              2,346,857
  Net gain on investments                                            1,055,837

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $5,811,680


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS         ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                                 SIX MONTHS ENDED    YEARENDED
                                                   APRIL 30,1997    OCTOBER 31,
                                                    (UNAUDITED)        1996
                                                  --------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  4,755,843   $ 13,711,313
  Net realized gain on investments, swaps and
    foreign currency transactions                     8,150,910      8,965,952
  Net change in unrealized appreciation
    (depreciation) of investments, swaps and
    foreign currency denominated assets and
    liabilities                                      (7,095,073)     2,521,721
  Net increase in net assets from operations          5,811,680     25,198,986

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (3,062,065)    (6,739,295)
    Class B                                          (3,460,989)    (8,667,262)
    Class C                                             (54,355)       (68,303)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (14,751,464)   (45,618,195)
  Total decrease                                    (15,517,193)   (35,894,069)

NET ASSETS
  Beginning of year                                 158,279,119    194,173,188
  End of period (including undistributed net
    investment income of $188,544 and
    $2,010,110 respectively)                       $142,761,926   $158,279,119


See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997 (UNAUDITED)                 ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Multi-Market Strategy Trust, Inc. (the "Fund") was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1.0% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. However, readily marketable portfolio securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value as determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accrete discount as adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.


10



                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .60 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $80,489 to the Adviser representing reimbursement of the costs of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $107,399 for the six months ended April 30, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $3,053 from the sale of Class A shares and $8,889, and 1,054 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended April 30, 1997.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,522,259 and $530,173 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $104,430,599 and $97,324,211 respectively, for the six months ended April 30, 1997. There were purchases of $17,717,047 and sales of $25,929,695 of U.S. government and government agency obligations for the six months ended April 30, 1997.

At April 30, 1997, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $381,266 and gross unrealized depreciation of investments was $8,477,226, resulting in net unrealized depreciation of $8,095,960 (excluding foreign currency transactions). At October 31, 1996, the Fund had a capital loss carryforward of $16,200,279 of which $1,403,394 expires in 2001, $8,740,976 expires in 2002, and $6,055,909 expires in the year 2003.

In addition, under certain conditions, the Fund may be able to use up to $7,984,508 of ACM Managed Multi-Market Trust's capital loss carryforward, which was acquired by the Fund on May 5, 1995.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward foreign exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a


11



NOTES TO FINANCIAL STATEMENTS (CONT.)      ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid high quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund in that particular currency contract.

At April 30, 1997, the Fund had outstanding forward exchange currency contracts, as follows:

                                          CONTRACT      VALUE ON         U.S. $      UNREALIZED
                                           AMOUNT     ORIGINATION       CURRENT     APPRECIATION
                                            (000)         DATE           VALUE     (DEPRECIATION)
                                       ------------  -------------  -------------  --------------
FOREIGN CURRENCY BUY CONTRACTS
Australian Dollars, expiring 7/10/97        12,286    $ 9,501,606    $ 9,576,240     $   74,634
Deutsche Marks, expiring 7/07/97             4,830      3,125,805      2,801,317       (324,488)
Indonesian Rupiah, expiring 1/16/98      9,000,000      3,568,597      3,548,585        (20,012)
Netherlands Guilder, expiring 5/05/97       14,573      7,666,739      7,478,725       (188,014)

FOREIGN CURRENCY SALE CONTRACTS
Australian Dollars, expiring 7/10/97        17,540     13,693,283     13,671,797         21,486
British Pounds, expiring 5/07/97             4,250      6,918,788      6,887,140         31,648
Deutsche Marks, expiring
  5/21/97-7/28/97                           64,784     38,749,895     37,617,113      1,132,782
Finnish Markka, expiring 6/17/97            23,411      4,532,613      4,515,912         16,701
Italian Lira, expiring 5/12/97          10,360,133      6,092,942      6,045,538         47,404
Netherlands Guilder, expiring 5/05/97       14,573      7,954,661      7,478,725        475,936
New Zealand Dollars, expiring 5/29/97        8,219      5,687,566      5,693,198         (5,632)
Spanish Pesetas, expiring 5/30/97          859,991      6,004,581      5,885,758        118,823
Swedish Krona, expiring 5/28/97            135,093     17,636,129     17,230,533        405,596
Swiss Francs, expiring 7/07/97              13,385     10,112,516      9,147,543        964,973
                                                                                     -----------
                                                                                     $2,751,837


12



                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the six months ended April 30, 1997.

3. INTEREST RATE SWAP AGREEMENTS
The Fund enters into currency and interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments as well as foreign currency fluctuations. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of a counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains on investment and swap transactions. There were no outstanding currency or interest rate swap contracts at April 30, 1997.


13



NOTES TO FINANCIAL STATEMENTS (CONT.)      ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     APRIL 30,1997   OCTOBER 31,  APRIL 30,1997    OCTOBER 31,
                      (UNAUDITED)       1996       (UNAUDITED)        1996
                    -------------  ------------  ---------------  -------------
CLASS A
Shares sold              177,852       302,988    $  1,292,535    $  2,125,120
Shares issued in
  reinvestment of
  dividends              100,152       223,790         728,697       1,567,466
Shares converted
  from Class B           103,261       481,948         751,723       3,382,773
Shares redeemed         (926,476)   (2,745,589)     (6,747,211)    (19,157,166)
Net decrease            (545,211)   (1,736,863)   $ (3,974,256)   $(12,081,807)

CLASS B
Shares sold              315,010       711,413    $  2,290,711    $  5,004,343
Shares issued in
  reinvestment of
  dividends               98,838       249,020         719,097       1,743,484
Shares converted
  to Class A            (103,261)     (481,948)       (751,723)     (3,382,773)
Shares redeemed       (1,822,837)   (5,315,003)    (13,266,311)    (37,147,265)
Net decrease          (1,512,250)   (4,836,518)   $(11,008,226)   $(33,782,211)

CLASS C
Shares sold               95,719        98,250    $    701,074    $    694,497
Shares issued in
  reinvestment of
  dividends                3,281         3,744          23,836          26,251
Shares redeemed          (68,032)      (68,091)       (493,892)       (474,925)
Net increase              30,968        33,903    $    231,018    $    245,823


14



FINANCIAL HIGHLIGHTS                       ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS A
                                           -----------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED
                                              APRIL 30,                      YEAR ENDED OCTOBER 31,
                                                1997     ---------------------------------------------------------------
                                            (UNAUDITED)     1996         1995         1994         1993         1992
                                           ------------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $7.23        $6.83        $8.04        $8.94        $8.85        $9.91

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .24(a)       .59(a)       .77(a)       .85         1.02         1.00
Net realized and unrealized gain (loss)
  on investments, swaps and foreign
  currency transactions                         .04          .48        (1.31)       (1.08)        (.26)       (1.23)
Net increase (decrease) in net asset
  value from operations                         .28         1.07         (.54)        (.23)         .76         (.23)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.33)        (.67)          -0-        (.09)        (.67)        (.81)
Distributions from net realized gains            -0-          -0-          -0-          -0-          -0-        (.02)
Tax return of capital                            -0-          -0-        (.67)        (.58)          -0-          -0-
Total dividends and distributions              (.33)        (.67)        (.67)        (.67)        (.67)        (.83)
Net asset value, end of period                $7.18        $7.23        $6.83        $8.04        $8.94        $8.85

TOTAL RETURN
Total investment return based on net
  asset value(b)                               3.94%       16.37%       (6.47)%      (2.64)%       9.01%       (2.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $64,439      $68,776      $76,837      $52,385      $82,977     $141,526
Ratio to average net assets of:
  Expenses                                     1.59%(c)     1.64%        1.60%        1.41%        1.94%        2.53%
  Expenses, excluding interest expense         1.59%(c)     1.60%(d)     1.55%(d)     1.30%(d)     1.40%(d)     1.33%(d)
  Net investment income                        6.71%(c)     8.40%        8.56%        7.17%        9.17%       10.58%
Portfolio turnover rate                         200%         215%         400%         605%         200%         239%


See footnote summary on page 17.


15



FINANCIAL HIGHLIGHTS (CONTINUED)           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS B
                                           -----------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED
                                              APRIL 30,                      YEAR ENDED OCTOBER 31,
                                                1997     ---------------------------------------------------------------
                                            (UNAUDITED)     1996         1995         1994         1993         1992
                                           ------------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $7.23        $6.83        $8.04        $8.94        $8.85        $9.91

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .22(a)       .53(a)       .44(a)       .88          .92         1.04
Net realized and unrealized gain (loss)
  on investments, swaps and foreign
  currency transactions                         .03          .47        (1.05)       (1.18)        (.22)       (1.34)
Net increase (decrease) in net asset
  value from operations                         .25         1.00         (.61)        (.30)         .70         (.30)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.30)        (.60)          -0-        (.08)        (.61)        (.74)
Distributions from net realized gains            -0-          -0-          -0-          -0-          -0-        (.02)
Tax return of capital                            -0-          -0-        (.60)        (.52)          -0-          -0-
Total dividends and distributions              (.30)        (.60)        (.60)        (.60)        (.61)        (.76)
Net asset value, end of period                $7.18        $7.23        $6.83        $8.04        $8.94        $8.85

TOTAL RETURN
Total investment return based on net
  asset value(b)                               3.50%       15.35%       (7.31)%      (3.35)%       8.25%       (3.51)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $77,031      $88,427     $116,551     $233,896     $431,186     $701,465
Ratio to average net assets of:
  Expenses                                     2.30%(c)     2.35%        2.29%        2.11%        2.64%        3.24%
  Expenses, excluding interest expense         2.30%(c)     2.31%(d)     2.22%(d)     2.01%(d)     2.11%(d)     2.05%(d)
  Net investment income                        6.00%(c)     7.69%        7.53%        6.44%        8.46%        9.83%
Portfolio turnover rate                         200%         215%         400%         605%         200%         239%


See footnote summary on page 17.


16



                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS C
                                            ------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED                                           MAY 3,1993(E)
                                              APRIL 30,          YEAR ENDED OCTOBER 31,              TO
                                                1997     -------------------------------------   OCTOBER 31,
                                            (UNAUDITED)     1996         1995         1994          1993
                                            -----------  -----------  -----------  -----------  --------------
Net asset value, beginning of period          $7.23        $6.83        $8.04        $8.94        $8.76

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .21(a)       .54(a)       .44(a)       .46          .32
Net realized and unrealized gain (loss)
  on investments, swaps and foreign
  currency transactions                         .04          .47        (1.04)        (.75)         .16
Net increase (decrease) in net asset
  value from operations                         .25         1.01         (.60)        (.29)         .48

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.30)        (.61)          -0-        (.09)        (.30)
Distributions from net realized gains            -0-          -0-          -0-          -0-          -0-
Tax return of capital                            -0-          -0-        (.61)        (.52)          -0-
Total dividends and distributions              (.30)        (.61)        (.61)        (.61)        (.30)
Net asset value, end of period                $7.18        $7.23        $6.83        $8.04        $8.94

TOTAL RETURN
Total investment return based on net
  asset value (b)                              3.51%       15.36%       (7.29)%      (3.34)%       5.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $1,292       $1,076         $786       $1,252         $718
Ratio to average net assets of:
  Expenses                                     2.29%(c)     2.34%        2.29%        2.08%        2.44%(c)
  Expenses, excluding interest expense         2.29%(c)     2.30%(d)     2.24%(d)     1.99%(d)     2.11%(c)(d)
  Net investment income                        5.97%(c)     7.62%        7.55%        6.10%        7.17%(c)
Portfolio turnover rate                         200%         215%         400%         605%         200%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Interest expense includes commitment fees paid.

(e)  Commencement of distribution.


17



                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


18



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


19



ALLIANCE MULTI-MARKET STRATEGY TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

ASTSR